Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
Par Value $0.01 Per Share

of

Rag Shops, Inc.

Tendered Under the Offer to Purchase dated September 22, 2004

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M.,
NEW YORK CITY TIME, ON OCTOBER 20, 2004, UNLESS THE TENDER
OFFER IS EXTENDED.

The depositary for the tender offer is: The Colbent Corporation

By Mail:	By Overnight Delivery:	For Notice of Guaranteed Delivery:
(for Eligible Institutions only)

c/o The Colbent Corporation P.O. Box 859208 Braintree, MA 02185-9208	c/o The Colbent Corporation 161 Bay State Dr. Braintree, MA 02184	By Facsimile Transmission: (781) 380-3388 To Confirm Facsimile Transmission Only: (781) 843-1833, x200

The information agent for the tender offer is:

D.F. King & Co., Inc.

Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 769-4414

List below each certificate number, the number of shares represented by each certificate and the number of such shares tendered. If the space provided below is inadequate, list such information on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed, if not already printed below, exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
Name(s) and Address(es) of Registered Holder(s) (Please fill in Exactly as Name(s) Appear on Certificate(s))	Certificate(s) Tendered (Attach Additional Signed List, if Necessary)
	Certificate Number(s)*	Number of Shares Represented By Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered*

Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. Please call Continental Stock Transfer and Trust Company, at (212) 509-4000, to obtain an affidavit of loss and for further instructions. See Instruction 14.

*	Need not be completed if shares are delivered by book-entry transfer.

**	If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

All questions regarding the tender offer should be directed to D.F. King & Co., Inc., the information agent at its address and telephone number set forth on the back cover page of this Letter of Transmittal and the Offer to Purchase.

This Letter of Transmittal, including the accompanying instructions, and the Offer to Purchase should be read carefully before you complete this Letter of Transmittal.

Delivery of this Letter of Transmittal to an address other than one of those shown above for the depositary does not constitute a valid delivery. Deliveries to Crafts Retail Holding Corp., Crafts Retail Acquisition Corp., Rag Shops, Inc. or the information agent of the tender offer will not be forwarded to the depositary and therefore will not constitute valid delivery to the depositary. Deliveries to the book-entry transfer facility will not constitute valid delivery to the depositary.

This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, or any other "qualified" registered securities depository, referred to as the "book-entry transfer facility," in "The Tender Offer – Section 3 – Procedure for Tendering Shares" in the Offer to Purchase.

Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in "The Tender Offer – Section 1 –Terms of the Offer" in the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in "The Tender Offer – Section 3 – Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the depositary.

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:____________________________________________________________

Transaction Code Number:______________________________________________________

CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Date of Execution of Notice of Guaranteed Delivery:__________________________________

Name of Institution which Guaranteed Delivery:______________________________________

Account Number:____________________________________________________________

To The Colbent Corporation:

The undersigned hereby tenders to Crafts Retail Acquisition Corp., a Delaware corporation ("Purchaser"), a wholly-owned subsidiary of Crafts Retail Holding Corp., a Delaware Corporation ("Crafts Holding"), and an affiliate of Sun Capital Partners III, LP and Sun Capital Partners III QP, LP the above-described shares of common stock, par value $0.01 per share, of Rag Shops, Inc. ("Rag Shops") at the purchase price of $4.30 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 22, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the tender offer, including, if the tender offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Purchaser and hereby irrevocably constitutes and appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of Purchaser, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

•	deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such shares;

•	present certificates for such shares for cancellation and transfer on Rag Shops' books; and

•	receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

The undersigned hereby covenants, represents and warrants that:

•	the undersigned understands that tendering of shares under any one of the procedures described in "The Tender Offer – Section 3 – Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

•	when and to the extent Purchaser accepts the shares for purchase, Purchaser will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

•	on request, the undersigned will execute and deliver any additional documents the depositary or Purchaser or Crafts Holding deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing the shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price of $4.30 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer and that Purchaser will return at its expense any share tendered but not purchased promptly following the expiration date.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser and Crafts Holding may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not accept for payment the shares tendered hereby. The undersigned understands that certificate(s) for any shares tendered and not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Purchaser has no obligation, under the "Special Payment Instructions" box below, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer if Purchaser purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

The undersigned understands that acceptance of shares by Purchaser for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the tender offer.

The check for the aggregate net purchase price for such of the tendered shares as are purchased by Purchaser will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed only if the check for the purchase price of shares purchased is to be issued in the name of someone other than the undersigned.

Issue check to:

Name:            __________________________________________________________________

(Please Print)

Address:        __________________________________________________________________

(Including Zip Code)

                __________________________________________________________________

(Tax Identification or Social Security Number)

(See Substitute Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed only if the check for the purchase price of shares purchased is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver check to:

Name:            __________________________________________________________________

(Please Print)

Address:        __________________________________________________________________

(Including Zip Code)

                __________________________________________________________________

(Tax Identification or Social Security Number)

(See Substitute Form W-9 Included Herewith)

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING

STOCKHOLDER(S) SIGN HERE
(See Instructions 1 and 5)

(Please Complete Substitute Form W-9 Included Herewith)

Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.

    __________________________________________________________________________

    __________________________________________________________________________

(Signature(s))

Dated: __________________________, 2004

Name(s): ____________________________________________________________

(Please Print)

Capacity (full title): ____________________________________________________

Address: ____________________________________________________________

         ____________________________________________________________

(Including Zip Code)

(Area Code) Telephone Number:__________________________________________

Tax Identification or Social Security Number:__________________________________

GUARANTEE OF SIGNATURE(S)

(If required; see Instructions 1 and 5)

__________________________________________________________________

Authorized Signature

__________________________________________________________________

Name(s)

__________________________________________________________________

Title

__________________________________________________________________

Name of Firm

__________________________________________________________________

Address

__________________________________________________________________

(Area Code) Telephone Number

Dated:______________________, 2004

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE TENDER OFFER
OF
RAG SHOPS, INC.

1. Guarantee of Signatures.    No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

(b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.

2.   Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used only if certificates are delivered with it to the depositary or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary or if tenders are to be made under the procedure for tender by book-entry transfer set forth in "The Tender Offer – Section 3 – Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message (as defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary before the expiration date.

The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Purchaser, Crafts Holding and Rag Shops may enforce such agreement against such participant.

Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in "The Tender Offer – Section 3 – Procedure for Tendering Shares" in the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an agent's message, and all other documents required by this Letter of Transmittal, must be received by the depositary within three Nasdaq SmallCap Market trading days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer – Section 3 – Procedure for Tendering Shares" in the Offer to Purchase.

The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery before the expiration date.

The method of delivery of all documents, including certificates for shares, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

Purchaser will not accept any alternative or contingent or conditional tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3.    Inadequate Space.    If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the number of shares represented by each certificate and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.   Partial Tenders and Unpurchased Shares.    Not applicable to stockholders who tender by book-entry transfer. If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

5.   Signatures on Letter of Transmittal, Stock Powers and Endorsements.

•	If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

•	If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

•	If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

•	When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an eligible guarantor institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

•	If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to Purchaser and Crafts Holding of their authority to so act.

6.   Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Purchaser or Rag Shops will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

•	payment of the purchase price is to be made to any person other than the registered holder(s); or

•	tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

7.   Special Payment and Delivery Instructions.    If check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

8.   Irregularities.    All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Purchaser and Crafts Holding in their sole discretion, which determinations shall be final and binding on all parties. Purchaser and Crafts Holding reserve the absolute right to reject any or all tenders of shares either determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser or Crafts Holding, be unlawful. Purchaser and Crafts Holding also reserve the absolute right to waive with respect to all stockholders any of the conditions of the tender offer and to waive any defect or irregularity in the tender of any particular shares, and Crafts Holding's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Purchaser or Crafts Holding shall determine. None of Purchaser, Crafts Holding, the depositary, the information agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

9. Questions and Requests for Assistance and Additional Copies.    Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

The information agent for the tender offer is:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 769-4414

10. Tax Identification Number and Backup Withholding.    U.S. federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or such stockholder's assignee, in either case, referred to as the "payee," provide the depositary with such payee's correct taxpayer identification number, which, in the case of a payee who is an individual, is such payee's social security number. If the depositary is not provided with the correct taxpayer identification number or an adequate basis for an exemption, such payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the tender offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide the depositary with a correct taxpayer identification number by completing the Substitute Form W-9 included herewith, and certify, under penalties of perjury, that such taxpayer identification number is correct (or that such payee is awaiting a taxpayer identification number), that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person. If the payee does not have a taxpayer identification number, such payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on

Substitute Form W-9 for instructions on applying for a taxpayer identification number, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9 and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If the payee does not provide such payee's taxpayer identification number to the depositary, backup withholding will apply and will reduce the net amount paid to the selling stockholder. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a taxpayer identification number or that such payee intends to apply for one in the near future. If shares are held in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 Guidelines for information on which taxpayer identification number to report. Exempt payees, including, among others, all corporations and certain foreign individuals, are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt payee should check the exempt payee box in Part 2 of Substitute Form W-9, and should sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Noncorporate foreign stockholders should submit an appropriate and properly completed IRS Form W-8BEN (or similar form), a copy of which may be obtained from the depositary, in order to avoid backup withholding.

11.   Lost, Stolen, Destroyed or Mutilated Certificates.    If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should notify Continental Stock Transfer and Trust Company, the transfer agent for the shares, of that fact by calling Continental Stock Transfer and Trust Company at (212) 509-4000 and asking for instructions on obtaining a replacement certificate(s). Continental Stock Transfer and Trust Company will require you to complete and return an affidavit of loss. Such stockholder will then be instructed by Continental Stock Transfer and Trust Company as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

Important: this Letter of Transmittal or a manually signed photocopy of it (together with certificate(s) for shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the Notice of Guaranteed Delivery must be received by the depositary before the expiration date.

    PAYER'S NAME: THE COLBENT CORPORATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number ("TIN") and Certification	Part 1 – Taxpayer Identification Number – Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write "Applied For."	__________________________ Social Security Number OR __________________________ Employer Identification Number
Part 2 - For Payees Exempt from Backup Withholding – Check the box if you are NOT subject to backup withholding. [ ]
Part 3 – Certification – Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions. – You must cross out item 2 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
SIGNATURE____________________________________DATE__________________________

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN
IN THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number.

______________________________________    __________________

Signature   Date

Any questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and related materials may be directed to the information agent at its address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

The information agent for the tender offer is:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 769-4414